EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

In connection with the Annual Report on Form 10-K of WhiteHorse Finance, Inc. and Subsidiaries (the “Company”) for the annual period ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jay Carvell, as Chief Executive Officer of the Company hereby certify, to the best of my knowledge that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      /s/ Jay Carvell

Name: Jay Carvell
Title:  Chief Executive Officer

Date:  March 7, 2014